SEMI ANNUAL REPORT

February 28, 1999

TEMPLETON GLOBAL
INCOME FUND, INC.


[FRANKLIN TEMPLETON LOGO]



PAGE


[LOGO CELEBRATING 50 YEARS]

      Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do investment company share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

      In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.



PAGE


SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Global Income Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities of U.S. and foreign issuers, including emerging markets.
--------------------------------------------------------------------------------


Dear Shareholder:

This report of Templeton Global Income Fund covers the six months ended February 28, 1999. During this period, the U.S. economy remained strong, as healthy consumer spending offset reduced exports and business spending. Inflation remained subdued, despite strong economic growth, partly because of productivity gains, low commodity prices, and a relatively strong dollar. In Europe, inflation reached historic lows, and many economies there began to show signs of slower economic growth. Many European central banks reduced official interest rates during the fourth quarter of 1998, due largely to concerns that the region could experience deflation if economic growth continued to stagnate. In Asia, Japanese banks continued to be hamstrung by bad



CONTENTS

Shareholder Letter ....................................................        1

Important Notice to Shareholders ......................................        5

Performance Summary ...................................................        8

Financial Highlights & Statement of Investments .......................       10

Financial Statements ..................................................       14

Notes to Financial Statements .........................................       17

                                 FUND CATEGORY

                                [PYRAMID GRAPH]

                                     GLOBAL
                                     GROWTH
                                GROWTH & INCOME
                                     INCOME
                                TAX-FREE INCOME


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 11 of this report.


PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets 2/28/99


[PIE CHART]
[THIS CHART SHOWS IN PIE FORMAT THE GEOGRAPHIC DISTRIBUTION OF TEMPLETON GLOBAL INCOME FUND, BASED ON TOTAL NET ASSETS AS OF 2/28/99.]


Europe ......................................     39.4%
United States ...............................     20.7%
Latin America ...............................     18.3%
Canada ......................................      8.6%
Australia & New Zealand .....................      8.0%
Asia ........................................      3.1%
Short-term investments & Other Net Assets ...      1.9%


debt. Although the Japanese government struggled to restructure the economy, its efforts failed and the country remained in a recession.

Responding to these conditions, global bond investors reduced their holdings of emerging market debt securities and increased their exposure to higher-quality, developed market government bonds. Within this environment, Templeton Global Income Fund produced a six-month cumulative total return of 10.39% in market-price terms and a 5.48% six-month cumulative total return in net asset value terms for the period ended February 28, 1999, as shown in the Performance Summary on page 9.

During the six months under review, we allocated approximately 76% of the Fund's total net assets to intermediate- and long-term bonds from developed countries, with the remaining assets invested in what we believed to be the highest quality, most liquid bonds we could find in emerging markets. We believed this strategy offered the potential for more attractive long-term returns at the cost of modestly higher, short-term volatility. However, even though volatility did increase in many emerging markets, our allocation to these assets helped the Fund's performance, as emerging market debt in general returned 17.86% during the period under review, as measured by the J.P. Morgan Emerging Market Bond Index Plus.(1)

The Fund's allocation to North American countries increased, while its European exposure was slightly reduced. Its emerging markets exposure also decreased slightly. During the period, we



1. Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc. Performance includes reinvested interest. An index is an unmanaged group of securities used to measure market performance. One cannot invest directly in an index.


2

PAGE


undertook hedging activities in an effort to minimize the possible loss of value arising from changes in exchange rates for the Fund's European currency-denominated bonds. Believing the U.S. dollar could depreciate further in early 1999, we decreased our hedging activities, and at the end of the reporting period, the Fund's net U.S. dollar exposure was 44.1%, down from 83.7% at the beginning of the period.

Our long-term outlook for the Fund remains positive. In addition to continued uncertainty about emerging markets, we believe the critical issue for future interest rates will be the balance struck between global growth and inflation. In our opinion, economic growth for the remainder of 1999 probably will be weaker than in the past several years. The extent of this weakness may largely depend on economic developments in the U.S. The U.S. economy is dependent, to some extent, on economic stability in Latin America, and problems there could depress U.S. exports, which could in turn have a negative effect on European economic performance. If combined with benign inflation, this could be an attractive environment for high quality bonds.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.


[THIS CHART LISTS THE PORTFOLIO BREAKDOWN OF TEMPLETON GLOBAL INCOME FUND, BASED ON TOTAL NET ASSETS AS OF 2/28/99.]

PORTFOLIO BREAKDOWN
Based on Total Net Assets
2/28/99

----------------------------------------------------
Government Bonds                               94.0%
Corporate Bonds                                 4.1%
Short-Term Investments  & Other Net Assets      1.9%



                                                                               3

PAGE


As always, we remind you that there are special risks involved with global investing related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets.

We thank you for your participation in Templeton Global Income Fund and welcome any comments or suggestions you may have.

Sincerely,

Portfolio Management Team
Templeton Global Income Fund, Inc.



4



PAGE

-------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS

EURO RISK. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Fund may hold in its portfolio, and their impact on Fund performance. To the extent the Fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 ISSUE. The Fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by the investment manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services,
-------------------------------------------------------------------------------

                                                                               5

PAGE

-------------------------------------------------------------------------------
reporting, custody functions and others. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors the Fund's investment manager considers.

The investment manager will rely on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The investment manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. Of course, the Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and its investment manager may have no control.

If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the Fund's performance.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the Fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan,
-------------------------------------------------------------------------------

6

PAGE

-------------------------------------------------------------------------------
including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

PORTFOLIO MANAGEMENT. Templeton Investment Counsel, Inc. (Investment Counsel), through its Templeton Global Bond Managers division (Global Bond Managers) is the Fund's investment manager. Together, Investment Counsel and its affiliates manage over $211 billion in assets. Since January 1999, a team from Global Bond Managers is responsible for the day-to-day management of the Fund.

SHARE REPURCHASE PROGRAM. On February 21, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 12 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on February 18, 1997) in open-market transactions. This authorization remains in effect.
-------------------------------------------------------------------------------

                                                                               7

PAGE


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment plan, and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


PRICE AND DISTRIBUTION INFORMATION (9/1/98 - 2/28/99)

                                 CHANGE       2/28/99     8/31/98
-----------------------------------------------------------------
Net Asset Value                  +$00.08     $7.75       $7.67
Market Price (NYSE)              +$0.375     $6.8125     $6.4375

                                 DISTRIBUTIONS
                                 --------------------------------
Dividend Income                  $0.3000

Long-Term Capital Gain           $0.0050
      TOTAL                      $0.3050


Templeton Global Income Fund paid distributions derived from long-term capital gains of $0.0050 per share in December 1998. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).

Past performance is not predictive of future results.


8

PAGE


PERFORMANCE

                                                                   INCEPTION
                      6-MONTH      1-YEAR    5-YEAR      10-YEAR    (3/17/88)
-----------------------------------------------------------------------------
Cumulative
Total Return(1)

   Based on
   change in net
   asset value          5.48%       0.82%     33.53%     106.65%      127.20%

   Based on
   change in
   market price        10.39%     - 2.03%     40.01%      91.10%       88.57%

Average Annual
Total Return(2)

   Based on
   change in net
   asset value          5.48%       0.82%      5.95%       7.53%        7.78%

   Based on
   change in
   market price        10.39%     - 2.03%      6.96%       6.69%        5.96%

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risks of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



Past performance is not predictive of future results.


                                                                               9

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Highlights

                                      SIX MONTHS ENDED                              YEAR ENDED AUGUST 31,
                                      FEBRUARY 28, 1999      --------------------------------------------------------------------
                                         (UNAUDITED)           1998           1997            1996           1995         1994+
                                      -------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding
  throughout the period)
Net asset value, beginning of
period..........................               $7.67            $8.35           $8.34           $8.00         $7.89         $8.57
                                      -------------------------------------------------------------------------------------------
Income from investment
  operations:
 Net investment income..........               .30                .60             .60             .63           .64           .67
 Net realized and unrealized
   gains (losses)...............               .09               (.68)            .01             .31           .11          (.75)
                                      -------------------------------------------------------------------------------------------
Total from investment
  operations....................               .39               (.08)            .61             .94           .75          (.08)
                                      -------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income..........              (.30)              (.60)           (.60)           (.41)         (.64)         (.06)
 Net realized gains.............              (.01)                --              --              --            --          (.12)
 Tax return of capital..........                --                 --              --            (.19)           --          (.42)
                                      -------------------------------------------------------------------------------------------
Total distributions.............              (.31)              (.60)           (.60)           (.60)         (.64)         (.60)
                                      -------------------------------------------------------------------------------------------
Net asset value, end of
  period........................             $7.75              $7.67           $8.35           $8.34         $8.00         $7.89
                                      ===========================================================================================
Total Return*
 Based on market value per
   share........................            10.39%            (7.69)%          17.12%          12.75%         8.80%       (7.64)%
 Based on net asset value per
   share........................             5.48%             (.46)%           8.53%          13.34%        11.30%        (.15)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's).......................          $901,484           $891,785      $1,002,756      $1,004,606      $964,013      $949,850
Ratios to average net assets:
 Expenses.......................              .77%**             .74%            .75%            .72%          .78%          .79%
 Net investment income..........             7.62%**            7.26%           7.05%           7.67%         8.19%         8.17%
Portfolio turnover rate.........            58.62%             74.55%         191.83%         112.59%       104.37%       138.34%

*Total return is not annualized.
**Annualized.
+Based on weighted average shares outstanding.
                       See Notes to Financial Statements.
 10

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED)

                                                                PRINCIPAL
                                                                 AMOUNT*                  VALUE
---------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 98.1%
ARGENTINA 5.5%
Republic of Argentina:
  10.95%, 11/01/99..........................................  $    7,030,000           $  7,153,025
  8.75%, 5/09/02............................................      13,460,000             11,858,260
  8.375%, 12/20/03..........................................      10,510,000              9,222,525
  11.00%, 10/09/06..........................................      11,680,000             10,606,900
  11.375%, 1/30/17..........................................       3,035,000              2,756,159
Telefonica de Argentina SA (Tear), 144A, 8.375%, 10/01/00...       7,500,000              7,518,750
                                                                                       ------------
                                                                                         49,115,619
                                                                                       ------------
AUSTRALIA 4.2%
Government of Australia, 7.50%, 7/15/05.....................      54,869,000  AUD        37,823,713
                                                                                       ------------
BRAZIL 1.9%
Government of Brazil:
  FRN, 6.688%, 4/15/09......................................      14,690,000              7,739,794
  Series L, cvt., FRN, 6.688%, 4/15/12......................      10,475,000              5,093,469
  8.00%, 4/15/14............................................       1,943,072              1,123,602
  10.125%, 5/15/27..........................................       4,550,000              2,923,375
                                                                                       ------------
                                                                                         16,880,240
                                                                                       ------------
CANADA 8.6%
Government of Canada:
  10.50%, 7/01/00...........................................      39,858,000  CAD        28,144,052
  10.50%, 3/01/01...........................................      39,793,000  CAD        28,879,780
  10.00%, 5/01/02...........................................      25,710,000  CAD        19,272,196
  10.25%, 2/01/04...........................................       1,130,000  CAD           902,570
NHA Manulife Pool:
  #96405089, 9.125%, 6/01/02................................         590,666  CAD           401,121
  #96405378, 9.25%, 8/01/02.................................         112,881  CAD            76,749
  #96405386, 9.25%, 8/01/02.................................         234,211  CAD           159,333
                                                                                       ------------
                                                                                         77,835,801
                                                                                       ------------
DENMARK 1.9%
Kingdom of Denmark:
  9.00%, 11/15/00...........................................      23,811,000  DKK         3,821,714
  8.00%, 3/15/06............................................      73,189,000  DKK        13,210,223
                                                                                       ------------
                                                                                         17,031,937
                                                                                       ------------
GERMANY 9.5%
Federal Republic of Germany:
  7.75%, 2/21/00............................................      59,844,158  EUR        68,663,609
  8.00%, 7/22/02............................................      13,643,824  EUR        17,165,801
                                                                                       ------------
                                                                                         85,829,410
                                                                                       ------------
INDIA .1%
Essar Steel Ltd., 144A, FRN, 8.40%, 7/20/99.................       1,240,000                899,000
                                                                                       ------------

                                                                              11

PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                                PRINCIPAL
                                                                 AMOUNT*                  VALUE
---------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
ITALY 7.6%
Buoni Poliennali Del Tesoro, 6.75%, 7/01/07.................       6,231,000  EUR      $  8,063,124
Government of Italy:
  10.50%, 11/01/00..........................................       8,790,081  EUR        10,770,612
  10.50%, 4/01/05...........................................      33,730,000  EUR        50,123,828
                                                                                       ------------
                                                                                         68,957,564
                                                                                       ------------
MEXICO 7.2%
Nacional Financiera SNC, 10.625%, 11/22/01..................       2,500,000              2,550,000
Nacional Financiera SNC, 144A, 9.70%, 3/12/02...............      10,150,000             10,061,188
United Mexican States:
  9.75%, 2/06/01............................................      18,120,000             18,550,350
  9.875%, 1/15/07...........................................      14,735,000             14,311,369
  11.375%, 9/15/16..........................................       8,355,000              8,520,011
  Series A, 6.25%, 12/31/19.................................      14,925,000             11,170,430
                                                                                       ------------
                                                                                         65,163,348
                                                                                       ------------
NEW ZEALAND 3.8%
Government of New Zealand:
  6.50%, 2/15/00............................................      31,340,000  NZD        16,686,446
  8.00%, 11/15/06...........................................      29,503,000  NZD        17,563,557
                                                                                       ------------
                                                                                         34,250,003
                                                                                       ------------
PANAMA .6%
Republic Of Panama, 8.875%, 9/30/27.........................       6,070,000              5,434,547
                                                                                       ------------
SPAIN 7.9%
Government of Spain:
  12.25%, 3/25/00...........................................      27,994,483  EUR        33,612,125
  10.10%, 2/28/01...........................................      15,028,909  EUR        18,697,253
  10.15%, 1/31/06...........................................      12,536,000  EUR        18,822,922
                                                                                       ------------
                                                                                         71,132,300
                                                                                       ------------
SWEDEN 4.0%
Kingdom of Sweden, 10.25%, 5/05/03..........................     234,800,000  SEK        35,918,684
                                                                                       ------------
TURKEY 3.0%
Cellco Finance NV, 144A, 15.00%, 8/01/05....................       9,375,000              8,935,547
Republic Of Turkey:
  Reg S, 9.875%, 2/23/05....................................       8,360,000              7,588,564
  Reg S, 10.00%, 9/19/07....................................      10,100,000              9,140,500
  144A, 10.00%, 9/19/07.....................................       1,400,000              1,267,000
                                                                                       ------------
                                                                                         26,931,611
                                                                                       ------------

 12

PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                                PRINCIPAL
                                                                 AMOUNT*                  VALUE
---------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
UNITED KINGDOM 8.4%
United Kingdom:
  8.00%, 12/07/00...........................................      27,645,000  GBP      $ 46,457,347
  7.00%, 11/06/01...........................................       3,010,000  GBP         5,070,352
  8.50%, 7/16/07............................................      12,227,000  GBP        24,621,670
                                                                                       ------------
                                                                                         76,149,369
                                                                                       ------------
UNITED STATES 20.8%
BP America Inc., 10.875%, 8/01/01...........................      10,000,000  CAD         7,391,547
Fannie Mae, 5.25%, 1/15/09..................................      22,844,000             21,905,911
U.S. Treasury Bonds:
  6.375%, 8/15/27...........................................      16,910,000             18,299,799
  5.25%, 11/15/28...........................................     100,143,000             94,822,903
  5.25%, 2/15/29............................................       6,400,000              6,112,000
U.S. Treasury Notes:
  5.625%, 4/30/00...........................................          10,000                 10,063
  7.875%, 11/15/04..........................................      34,449,000             38,636,721
                                                                                       ------------
                                                                                        187,178,944
                                                                                       ------------
VENEZUELA 3.1%
Republic of Venezuela, 9.25%, 9/15/27.......................      36,430,000             20,753,716
Venezuela Front Load Int Reduction Bond, A, 3/31/07.........      11,738,054              7,226,239
                                                                                       ------------
                                                                                         27,979,955
                                                                                       ------------
TOTAL LONG TERM SECURITIES (COST $963,664,208)..............                            884,512,045
                                                                                       ------------
SHORT TERM INVESTMENT (COST $3,222,000) .4%
Den Danske Bank, 4.8125%, 3/01/99, Time Deposit.............       3,222,000              3,222,000
                                                                                       ------------
TOTAL INVESTMENTS (COST $966,886,208) 98.5%.................                            887,734,045
NET EQUITY IN FORWARD CONTRACTS.............................                                (84,593)
OTHER ASSETS, LESS LIABILITIES 1.5%.........................                             13,834,197
                                                                                       ------------
TOTAL NET ASSETS 100.0%.....................................                           $901,483,649
                                                                                       ============

CURRENCY ABBREVIATIONS:


AUD  -- Australian Dollar
CAD  -- Canadian Dollar
DKK  -- Danish Krone
EUR  -- European Unit
GBP  -- British Pound
NZD  -- New Zealand Dollar
SEK  -- Swedish Krona


*Securities denominated in U.S. dollars unless otherwise indicated.
                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $966,886,208)....    $887,734,045
 Cash.......................................................             172
 Dividends and interest receivable..........................      25,288,321
                                                                ------------
      Total assets..........................................     913,022,538
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................      10,117,621
  To affiliates.............................................         473,002
 Distributions to shareholders..............................         543,141
 Unrealized loss on forward exchange contracts (Note 6).....          84,593
 Accrued expenses...........................................         320,532
                                                                ------------
      Total liabilities.....................................      11,538,889
                                                                ------------
Net assets, at value........................................    $901,483,649
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $    344,965
 Net unrealized depreciation................................     (79,652,116)
 Accumulated net realized loss..............................     (17,641,541)
 Capital shares.............................................     998,432,341
                                                                ------------
Net assets, at value........................................    $901,483,649
                                                                ============
Net asset value per share ($901,483,649 / 116,282,800 shares
  outstanding)..............................................           $7.75
                                                                ============

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

Interest Income (net of foreign taxes of $38,412)...........                       $ 38,768,724
Expenses:
 Management fees (Note 3)...................................       2,361,857
 Administrative fees (Note 3)...............................         598,823
 Transfer agent fees........................................          63,000
 Custodian fees.............................................          89,000
 Reports to shareholders....................................         225,000
 Registration and filing fees...............................         114,500
 Professional fees..........................................          59,800
 Directors' fees and expenses...............................          17,000
 Other......................................................           9,939
                                                                ------------
      Total expenses........................................                          3,538,919
                                                                                   ------------
            Net investment income...........................                         35,229,805
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................         723,893
  Foreign currency transactions.............................     (18,952,942)
                                                                ------------
      Net realized loss.....................................                        (18,229,049)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................      28,926,567
  Translation of assets and liabilities denominated in
    foreign currencies......................................        (418,095)
                                                                ------------
      Net unrealized appreciation...........................                         28,508,472
                                                                                   ------------
Net realized and unrealized gain............................                         10,279,423
                                                                                   ------------
Net increase in net assets resulting from operations........                       $ 45,509,228
                                                                                   ============

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 1999         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 1998
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $ 35,229,805          $   71,687,739
  Net realized gain (loss) from investments and foreign
    currency transactions...................................       (18,229,049)              7,250,145
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................        28,508,472             (90,910,885)
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................        45,509,228             (11,973,001)
 Distributions to shareholders from:
  Net investment income.....................................       (34,884,840)            (71,533,235)
  Net realized gains........................................          (581,414)                     --
 Capital share transactions (Note 2)........................          (344,315)            (27,464,396)
                                                                ---------------------------------------
    Net increase (decrease) in net assets...................         9,698,659            (110,970,632)
Net assets:
 Beginning of period........................................       891,784,990           1,002,755,622
                                                                ---------------------------------------
 End of period..............................................      $901,483,649          $  891,784,990
                                                                =======================================
Undistributed net investment income included in net assets:
 End of period..............................................      $    344,965          $           --
                                                                =======================================

                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities of U.S. and foreign issuers including in emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

                                                                              17

PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On February 21, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 12 million shares of the Fund's Common Stock.

At February 28, 1999, there were 200,000,000 shares authorized ($0.01 par value). During the period ended February 28, 1999 and the year ended August 31, 1998, 50,000 and 3,759,800 shares were repurchased for $344,315 and $27,464,396, respectively.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

          ANNUALIZED
          FEE RATE              AVERAGE DAILY NET ASSETS
          ------------------------------------------------------
          0.55%          First $200 million
          0.50%          Over $200 million

 18

PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million

Legal fees of $22,255 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At February 28, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................    $  2,090,794
Unrealized depreciation.....................................     (81,242,957)
                                                                ------------
Net unrealized depreciation.................................    $(79,152,163)
                                                                ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 1999 aggregated $455,761,737 and $459,531,038, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the date of entry into the contract.

                                                                              19

PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)
As of February 28, 1999, the Fund had the following forward foreign exchange contract outstanding:

                                                                                   IN        SETTLEMENT         UNREALIZED
                          CONTRACTS TO SELL:                                  EXCHANGE FOR      DATE               LOSS
----------------------------------------------------------------------        ---------------------------------------------
7,157,000  European Unit..............................................  U.S.   $7,892,883      4/2/99     U.S.   $     --
    Net unrealized loss on offsetting forward exchange contract.......                                            (84,593)
                                                                                                                 --------
        Net unrealized loss on forward exchange contract..............                                    U.S.   $(84,593)
                                                                                                                 --------
                                                                                                                 --------

 20

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Annual Meeting of Shareholders, February 16, 1999

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on February 16, 1999. The purpose of the meeting was to elect five Directors of the Fund; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending August 31, 1999; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Frank J. Crothers, John Wm. Galbraith, Edith E. Holiday, Gordon S. Macklin and Constantine D. Tseretopoulos.* Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five (5) Directors:

                                                                                 % OF                            % OF
                                                                              OUTSTANDING                     OUTSTANDING
                    TERM EXPIRING 2001:                          FOR            SHARES         WITHHELD         SHARES
-------------------------------------------------------------------------------------------------------------------------
Frank J. Crothers...........................................  93,855,610        80.71%         2,599,503         2.24%
TERM EXPIRING 2002:
--------------
John Wm. Galbraith..........................................  93,852,508        80.71%         2,602,605         2.24%
Edith E. Holiday............................................  93,853,004        80.71%         2,602,109         2.24%
Gordon S. Macklin...........................................  94,014,366        80.85%         2,440,747         2.10%
Constantine D. Tseretopoulos................................  93,810,661        80.68%         2,644,452         2.27%

2. The ratification of the selection of McGladrey & Pullen, LLP, as independent auditors of the Fund for the fiscal year ending August 31, 1999:

               % OF                      % OF                      % OF                      % OF
            OUTSTANDING               OUTSTANDING               OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES       AGAINST      SHARES       ABSTAIN      SHARES      NON-VOTES     SHARES
-----------------------------------------------------------------------------------------------------
94,184,098    80.99%      1,031,132      0.89%      1,239,883      1.07%         --           --

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, Andrew H. Hines, Jr., Charles B. Johnson, Betty P. Krahmer and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              21

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Global Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 22

PAGE

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "GIM." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Global Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              23

PAGE

                      This page intentionally left blank.

PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Infrastructure Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund
Templeton Americas Government Securities Fund

GROWTH
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund*
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government Securities Fund
Franklin Federal Money Fund
Franklin Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
California**
Colorado
Connecticut
Florida**
Georgia
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan+
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           01/99



PAGE


SEMIANNUAL

TEMPLETON GLOBAL INCOME FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



TLGIM S99 04/99                       [RECYCLE LOGO]  Printed on recycled paper